UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07994

Western Asset Global Partners Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, New York 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	February 28, 2014

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC. (GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Partners Income Fund Inc. for the six-month reporting period ended February 28, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

March 28, 2014

II	Western Asset Global Partners Income Fund Inc.

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended February 28, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economy then gathered some momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s final reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014. Lower unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in February 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 37.0% of the 10.5 million Americans looking for work in February 2014 had been out of work for more than six months. In contrast, 35.8% had been out of work for more than six months in January 2014.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising in December 2013, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 and 0.4% in February 2014 both versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $189,000 in February 2014, up 9.1% from February 2013. The inventory of homes available for sale in February 2014 was 6.4% higher than the previous month at a 5.2 month supply at the current sales pace and 5.3% higher than in February 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February 2014. During February 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding the prior month.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the

Western Asset Global Partners Income Fund Inc.	III

Investment commentary (cont’d)

second half of 2013… activity is expected to improve further in 2014-15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

IV	Western Asset Global Partners Income Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. Finally, at its meeting that concluded on March 19, 2014, after the reporting period ended, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it held rates steady at its meeting in February 2014, ECB President Mario Draghi said “Developments in global money and financial market conditions and related uncertainties, notably in the emerging market economies, may have the potential to negatively affect economic conditions.…The reason for today’s decision not to act has really to do with the complexity of the situation … and the need to acquire more information.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of

Western Asset Global Partners Income Fund Inc.	V

Investment commentary (cont’d)

Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. Did Treasury yields trend higher or lower during the six months ended February 28, 2014?

A. Both short- and long-term Treasury yields edged lower during the reporting period. When the period began, the yield on the two-year Treasury was 0.39%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.52% on September 5, 2013, before ending the period at 0.33%. The yield on the ten-year Treasury began the period at 2.78%. Ten-year Treasuries reached a low of 2.51% on October 23, 2013 and peaked at 3.04% on December 31, 2013, before moving down to 2.66% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generated positive results during the reporting period. The spread sectors performed poorly during the month prior to the beginning of the period amid rising interest rates given the Fed’s indications that it may soon begin tapering its asset purchase program. Most spread sectors then posted positive absolute returns in September and October, as the Fed delayed the taper of its asset purchase program. However, the spread sectors then generally weakened in November and December 2013. The reporting period ended on a positive note, as the spread sectors largely rallied in January and February 2014 as investor demand was generally solid. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 2.84% during the six months ended February 28, 2014.

Q. How did the high-yield bond market perform over the six months ended February 28, 2014?

A. The U.S. high-yield bond market was the best performing spread sector during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 7.46% for the six months ended February 28, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated strong results overall during the six months ended February 28, 2014. The asset class rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. However, the asset class declined in November as interest rates moved higher. After a brief rally in December, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February 2014 as investor demand resumed and fears about China’s economy appeared to move to the back burner. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 5.88% during the six months ended February 28, 2014.

VI	Western Asset Global Partners Income Fund Inc.

Performance review

For the six months ended February 28, 2014, Western Asset Global Partners Income Fund Inc. returned 8.04% based on its net asset value (“NAV”)ix and 8.65% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 7.46% and 5.88%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned 10.48% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.51 per share. As of February 28, 2014, the Fund estimates that 93.12% of the distributions were sourced from net investment income and 6.88% of the distributions were return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$11.77 (NAV)	8.04	%†
$11.01 (Market Price)	8.65	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Global Partners Income Fund Inc.	VII

Investment commentary (cont’d)

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

March 28, 2014

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Western Asset Global Partners Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc.	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2014 and August 31, 2013 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — February 28, 2014

Total Spread Duration
GDF	— 4.06 years
Benchmark	— 5.36 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Calculations exclude the impact of leverage

2	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2014

Total Effective Duration
GDF	— 4.36 years
Benchmark	— 5.51 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Calculations exclude the impact of leverage

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 90.0%
Consumer Discretionary — 13.8%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	170,000		$185,725
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	160,184	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	745,362	(a)(b)
Total Auto Components					1,091,271
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	260,000		295,750	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		135,000	(a)(b)
Total Automobiles					430,750
Diversified Consumer Services — 0.5%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	282,857
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		309,575	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	210,000		221,550	(a)
Total Diversified Consumer Services					813,982
Hotels, Restaurants & Leisure — 3.8%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	160,000		162,400	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	325,888		315,137	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		87,400	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	370,000		404,225
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	90,000		82,125	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	800,000		770,500
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		369,600	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		416,325	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	160,000		165,200	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		316,500	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	870,658
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	180,000		186,300	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		394,050	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		192,150	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	800,000		884,000	(a)(b)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	360,000		398,700	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	370,000		395,437	(a)

See Notes to Financial Statements.

4	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	74,000		$81,215	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		499,500	(b)
Total Hotels, Restaurants & Leisure					6,991,422
Household Durables — 0.9%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	210,000		217,613
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	410,000		433,575	(a)(c)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	290,000		309,937
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		386,750
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	230,000		235,750	(a)
Total Household Durables					1,583,625
Media — 5.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		131,700	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		1,039,200	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	164,848	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	149,862	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000		224,700
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		116,875
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		32,400
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	120,000		135,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		30,900	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		335,588	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		437,775
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	80,000		85,600	(a)
Gray Television Inc., Senior Notes	7.500%	10/1/20	200,000		219,000
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	300,000		342,199	(b)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	200,000		216,500	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	752,298	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	264,166		298,508	(a)(c)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		642,690	(a)(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	155,629	(a)(c)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	385,000		491,728
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	139,000		175,210
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	100,000	EUR	151,143	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	146,829	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	290,000		323,713	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		$204,725	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		322,625	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	172,000		191,780	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	146,553	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		191,250	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	740,186	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	560,000		595,000	(a)
Total Media					9,192,914
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	130,000		124,475
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	80,000		80,200	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	550,000		594,000	(a)(c)
Total Multiline Retail					798,675
Specialty Retail — 1.6%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	226,295	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		303,413	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,124,513	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	340,000		303,450
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	180,000		193,050	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000		61,650	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	460,000		471,500	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000		288,900	(a)(b)
Total Specialty Retail					2,972,771
Textiles, Apparel & Luxury Goods — 0.8%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	1,043,507	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	130,000		136,175	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		294,350	(a)(b)
Total Textiles, Apparel & Luxury Goods					1,474,032
Total Consumer Discretionary					25,349,442
Consumer Staples — 2.9%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	170,000		184,025	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	260,000		288,600	(a)
Total Beverages					472,625

See Notes to Financial Statements.

6	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	350,000		$358,313	(a)
Food Products — 2.1%
Alicorp SAA, Senior Notes	3.875%	3/20/23	190,000		177,175	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	727,592	(a)(b)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	449,000		496,482
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	280,000		284,550	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	207,000	EUR	313,580	(a)(b)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	230,000		224,250	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	270,000		260,550	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	230,000		233,450	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		684,338	(a)(b)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	300,000		309,750	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	173,000		179,271	(a)
Total Food Products					3,890,988
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		280,150	(a)(b)
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	270,000		274,050
Total Consumer Staples					5,276,126
Energy — 17.8%
Energy Equipment & Services — 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		184,025	(b)
CGG, Senior Notes	7.750%	5/15/17	420,000		430,500	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000		289,800
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		240,450	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	270,000		302,400	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	280,000		297,500	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	270,000		294,975	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	280,000		291,550	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		216,500	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		367,950	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	270,000		278,775	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	260,000		251,875	(a)
Total Energy Equipment & Services					3,446,300
Oil, Gas & Consumable Fuels — 15.9%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000		217,100

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Arch Coal Inc., Senior Notes	9.875%	6/15/19	160,000	$145,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000	266,400	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000	99,900	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000	206,100
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	200,000	213,250
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000	309,400
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	350,000	404,250
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000	333,000	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000	285,312	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	524,400	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	590,693	602,507	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	262,656	(b)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000	109,875	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	471,866	527,924	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	570,000	686,850	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	75,000	81,563
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	550,000	524,562	(a)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	149,175
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000	111,812	(b)(f)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000	269,100	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	410,000	443,825	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	360,000	380,700
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	270,000	276,075
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	141,050	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	357,600	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	520,000	578,500
MEG Energy Corp., Senior Notes	7.000%	3/31/24	560,000	589,400	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000	286,900	(g)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	200,000	213,000	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	240,000	251,400	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000	504,850	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	300,000	309,750	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000	518,400	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	550,000	530,750	(a)

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000	$198,940	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000	121,800	(a)(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	220,000	231,550	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	340,725	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	453,377	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	865,024	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	3,980,000	4,885,450	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	750,000	712,921
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	488,475	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,555,000	1,765,780	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	362,175	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000	117,288	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000	577,125	(a)(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	380,000	349,600	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	860,000	864,300	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	450,000	495,000	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000	10,550	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	270,000	322,582	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000	537,352	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	880,000	1,018,600	(a)(b)
Samson Investment Co., Senior Notes	10.750%	2/15/20	770,000	859,512	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	420,000	441,000	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	100,000	106,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000	227,325	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	280,000	273,700	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000	125,125	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000	159,750	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	180,000	197,100	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	520,000	377,000	(a)
Total Oil, Gas & Consumable Fuels				29,198,062
Total Energy				32,644,362
Financials — 6.8%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000	347,371	(b)
Commercial Banks — 3.2%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	270,000	255,150	(f)(h)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000		$636,035	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,107,500
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	390,000		442,650	(a)(b)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		964,307	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	140,000		140,000	(f)(h)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	330,000		330,583	(a)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		214,000	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		417,601	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	370,000		384,680
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	150,000		169,172
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	530,000	AUD	566,769	(a)(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		214,459	(a)
Total Commercial Banks					5,842,906
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		198,800	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	602,963	(a)(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	250,000		296,875
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		278,100
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	140,000		143,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		131,700	(a)
Total Consumer Finance					1,651,938
Diversified Financial Services — 1.4%
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		77,613	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,180,900	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		110,362	(b)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	270,000		273,375
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	250,000		254,375
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	160,000		171,000
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		538,750	(a)(b)(f)
Total Diversified Financial Services					2,606,375
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		565,715	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		203,300	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		218,000	(a)(b)

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		$293,125	(a)(b)
Total Insurance					1,280,140
Real Estate Management & Development — 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	230,000		253,575	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	460,000		487,600	(a)
Total Real Estate Management & Development					741,175
Total Financials					12,469,905
Health Care — 5.1%
Health Care Equipment & Supplies — 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	310,000		327,050
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000		227,150	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	520,000		488,800
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	450,323	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	300,215	(a)
Total Health Care Equipment & Supplies					1,793,538
Health Care Providers & Services — 3.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		370,575	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	50,000		51,875	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		602,640	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	790,000		792,469	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	674,191	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	300,000		329,625
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	430,000		475,150
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		176,400	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		651,930	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	550,000		591,250
Labco SAS, Senior Secured Notes	8.500%	1/15/18	100,000	EUR	147,864	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	350,000		145,250	(a)(g)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	420,000		421,050
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	320,000		359,200
Total Health Care Providers & Services					5,789,469
Pharmaceuticals — 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	1,022,596	(a)(b)
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	150,000		160,688	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	310,000		319,687	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	170,000		182,325	(a)
Total Pharmaceuticals					1,685,296
Total Health Care					9,268,303

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 12.5%
Aerospace & Defense — 1.3%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	470,000		$474,112	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		259,325	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	536,000		570,840	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		184,875
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	650,000		695,500	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		203,538	(b)
Total Aerospace & Defense					2,388,190
Airlines — 1.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	130,000		133,250	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	300,000		324,750	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	140,240		152,160	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	85,649		97,211	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	737,869	(a)(b)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,378
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	210,000		217,350
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	3,048		3,414
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	170,000		179,987
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	12,975		12,975	(b)
Total Airlines					1,882,344
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000		230,000	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		208,250	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	440,944	(a)(b)
Total Building Products					879,194
Commercial Services & Supplies — 1.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	80,000		85,200	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		232,000	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	710,000		765,025
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		204,075	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000		438,570	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	129,000		142,868	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		477,042	(b)

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		$101,250
Total Commercial Services & Supplies					2,446,030
Construction & Engineering — 1.9%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	260,000	EUR	384,028	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	147,703	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	400,000		369,000	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	400,000		431,500	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	230,000		240,925	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	260,000		252,850	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	273,000		273,000	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		200,000	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,140,000		1,017,450	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000		205,431	(a)
Total Construction & Engineering					3,521,887
Electrical Equipment — 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		251,850	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	200,000		216,000	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	150,280	(a)
Total Electrical Equipment					618,130
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		44,100
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		384,972	(a)(b)
Total Industrial Conglomerates					429,072
Machinery — 1.8%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	130,000		139,425	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		671,150	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	120,000		123,300	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		324,800
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	1,105,857	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	263,982	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	150,000	EUR	232,926	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	200,000		218,500	(a)(b)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	130,000		135,200	(a)(c)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	100,000		106,000	(a)
Total Machinery					3,321,140

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	388,785		$353,794	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	216,000		218,430
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	310,000		325,500	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	240,000		262,200
Total Marine					1,159,924
Road & Rail — 1.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	270,000		296,325	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	751,231		773,768	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	149,072	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	510,000		564,187	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	180,000		185,850	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	414,000		456,953	(b)
Total Road & Rail					2,426,155
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		453,050
Transportation — 1.5%
CMA CGM, Senior Notes	8.500%	4/15/17	1,090,000		1,100,900	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		442,800	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	450,000		459,000	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	370,000		386,650	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000		294,350	(a)
Total Transportation					2,683,700
Transportation Infrastructure — 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	480,000		510,300	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	260,000		256,100	(a)
Total Transportation Infrastructure					766,400
Total Industrials					22,975,216
Information Technology — 1.8%
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	226,238	(a)
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	10,000		10,550	(a)(c)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	250,000		295,000
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		243,375	(b)
Total Internet Software & Services					548,925

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	300,000		$301,500	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	610,000		732,000
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000		151,900	(a)
Total IT Services					1,185,400
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		218,815	(b)
Software — 0.6%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	230,000		246,675	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	280,000		282,800	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	400,000	EUR	607,388	(a)
Total Software					1,136,863
Total Information Technology					3,316,241
Materials — 14.5%
Chemicals — 1.1%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		226,188	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	379,000		412,163	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	118,000	EUR	174,480	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	284,644	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	189,763	(a)(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		256,750	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	40,000		42,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	211,000	EUR	303,446	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	172,576	(a)
Total Chemicals					2,062,010
Construction Materials — 1.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		203,775	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		644,560	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		460,400	(a)(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		546,875	(a)
Total Construction Materials					1,855,610
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,542,141	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	200,000		208,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	320,000		333,600	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	400,000		418,000	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Pactiv LLC, Senior Bonds	8.375%	4/15/27	40,000		$41,100
Pactiv LLC, Senior Notes	7.950%	12/15/25	330,000		338,250
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		541,237
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		474,750
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		246,600	(a)
Total Containers & Packaging					4,143,678
Metals & Mining — 8.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	207,000		228,476
ArcelorMittal, Senior Notes	5.000%	2/25/17	210,000		225,488
ArcelorMittal, Senior Notes	6.000%	3/1/21	450,000		488,250
ArcelorMittal, Senior Notes	6.750%	2/25/22	10,000		11,150
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	270,000		255,825	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	50,000		50,774
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		876,842
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	670,000		694,287
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		273,713	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		253,438	(a)(b)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		138,181	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,093,350	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		580,500	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	82,000		85,001	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	190,000		196,394	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		519,937	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	270,000		256,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	12.250%	2/15/18	330,000		189,750	(a)(d)(g)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	110,278		101,196	(a)(c)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	320,000		78,400	(a)(g)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	290,000		291,450
New World Resources NV, Senior Notes	7.875%	1/15/21	150,000	EUR	34,162	(a)
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	100,000	EUR	77,490	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	170,000		192,100	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	420,000		434,700	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		341,307	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000		458,850
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000		377,200	(a)

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	200,000		$214,000	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	428,808	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	300,000		297,375	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		219,611	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		752,015	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	180,000		154,968
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	500,000		422,500	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000		164,625
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000		149,100	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	230,000		250,700
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	230,000		258,175	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,277,000		2,457,632	(b)(i)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	630,000		631,666
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		471,937	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		113,000	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	450,000		447,188	(a)
Total Metals & Mining					16,238,011
Paper & Forest Products — 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	730,000		754,638	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		72,688	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		161,728
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000		264,953	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	200,000		195,306	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		186,510	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	400,000		394,000	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000		176,243
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		65,100
Total Paper & Forest Products					2,271,166
Total Materials					26,570,475
Telecommunication Services — 9.4%
Diversified Telecommunication Services — 5.3%
Axtel SAB de CV, Senior Secured Notes, Step bond	8.000%	1/31/20	1,224,000		1,217,880	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	250,000		266,250
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		46,875	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		415,150	(a)(b)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	200,000		$199,911	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	150,000		156,375	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	760,000		829,350	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		166,125	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	620,000		615,350	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		677,250	(b)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	90,000		95,400	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		238,975	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		375,250	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		92,138
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	410,000		439,725
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		530,400	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	479,964	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	287,978	(a)(b)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	390,000		427,990
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		212,000	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,062,675		1,110,495	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		284,850	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	610,000		603,900
Total Diversified Telecommunication Services					9,769,581
Wireless Telecommunication Services — 4.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		389,640	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		583,875	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	499,337	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	330,000	GBP	582,382	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		2,102,787	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	630,000		773,325	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	590,000		654,900	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	1,130,000		1,189,325	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	315,000		346,500	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	120,000		130,350
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		209,150	(a)(b)
Total Wireless Telecommunication Services					7,461,571
Total Telecommunication Services					17,231,152
Utilities — 5.4%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		726,000	(b)

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	200,000	$203,000	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	380,926
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	78,619	77,833
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	550,000	533,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	322,700	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	343,685	390,942	(g)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000	187,703	(a)
Total Electric Utilities				2,822,604
Gas Utilities — 0.8%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	200,000	189,000	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	93,702	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	356,400	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	440,000	389,400	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000	494,675	(a)(b)
Total Gas Utilities				1,523,177
Independent Power Producers & Energy Traders — 3.0%
AES Gener SA, Notes	5.250%	8/15/21	250,000	257,899	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000	286,200	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	432,000	488,160	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	426,217	(a)(b)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	280,000	0	(d)(e)(j)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000	1,381,875	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	630,000	658,350
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000	428,025	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	370,000	387,575	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	780,000	744,900	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	331,260	353,620
Total Independent Power Producers & Energy Traders				5,412,821
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	239,500	(a)(b)
Total Utilities				9,998,102
Total Corporate Bonds & Notes (Cost — $154,765,472)				165,099,324

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.1%
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost — $204,596)	8.000%	1/31/20	1,395,900	MXN	$157,898	(a)
Senior Loans — 1.3%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	300,000		306,000	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	305,000		343,125	(k)(l)
Total Hotels, Restaurants & Leisure					649,125
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000		128,050	(k)(l)
Total Consumer Discretionary					777,175
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		126,750	(k)(l)
Energy — 0.1%
Energy Equipment & Services — 0.0%
FTS International Inc., Term Loan B	8.500%	5/6/16	30,000		30,477	(k)(l)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	79,400		81,087	(k)(l)
Total Energy					111,564
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc., Exit Term Loan	12.250%	10/10/16	250,000		248,750	(k)(l)
Industrials — 0.3%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	500,000		513,750	(k)(l)
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	433,242	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		236,037	(k)(l)
Total Materials					669,279
Total Senior Loans (Cost — $2,349,693)					2,447,268
Sovereign Bonds — 28.9%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	140,000		131,743

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 3.7%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	5.750%	9/26/23	220,000		$224,675	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	9,710,000	BRL	3,947,691
Federative Republic of Brazil, Notes	10.000%	1/1/21	832,000	BRL	316,586
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	1,612,445		1,807,551	(i)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		451,920	(b)
Total Brazil					6,748,423
Chile — 0.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		257,295	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		496,149	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	500,000		469,655	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		438,780	(b)
Total Chile					1,661,879
Colombia — 1.7%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		2,698,250	(b)(i)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		198,000	(b)
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		310,463	(b)
Total Colombia					3,206,713
Croatia — 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	550,000		558,250	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	260,000		286,650	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	210,000		213,150	(a)
Total Croatia					1,058,050
Gabon — 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		257,500	(a)
Hungary — 0.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	928,000		959,320
Indonesia — 2.2%
Republic of Indonesia, Notes	3.750%	4/25/22	720,000		684,936	(a)(b)
Republic of Indonesia, Notes	5.250%	1/17/42	1,790,000		1,646,800	(a)(b)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		114,500	(a)(b)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		827,312	(a)(b)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	727,000		781,732	(a)
Total Indonesia					4,055,280
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	860,000		997,342	(a)(b)
Mexico — 3.1%
United Mexican States, Bonds	8.000%	6/11/20	23,008,500	MXN	1,955,393

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Bonds	6.500%	6/9/22	6,570,200	MXN	$508,392
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	464,650
United Mexican States, Bonds	8.500%	11/18/38	12,990,000	MXN	1,110,589
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		246,950
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,040,300
United Mexican States, Senior Notes	4.000%	10/2/23	160,000		162,200
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		196,875
Total Mexico					5,685,349
Panama — 0.3%
Republic of Panama, Senior Bonds	6.700%	1/26/36	459,000		530,719	(b)
Peru — 1.5%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		381,188	(b)
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,536,000	(i)
Republic of Peru, Senior Bonds	8.750%	11/21/33	490,000		708,050	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		217,360	(b)
Total Peru					2,842,598
Philippines — 0.4%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	660,000		748,275	(b)
Poland — 1.7%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,073,250	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		558,125	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,397,000	(b)
Total Poland					3,028,375
Russia — 3.9%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	756,000		807,975	(a)(b)
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	400,000		407,200	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	42,000		71,190	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	2,822,463		3,279,701	(a)(i)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,600,000		2,574,000	(a)
Total Russia					7,140,066
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	260,000		278,980
Turkey — 3.7%
Republic of Turkey, Notes	6.750%	5/30/40	25,000		25,994	(b)
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000		266,500
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		904,935	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000		5,613,760	(i)
Total Turkey					6,811,189

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Ukraine — 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	113,000	$101,022	(a)
Venezuela — 3.7%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,658,340	(b)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	2,426,000	2,031,775	(a)(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,200,000	858,000	(i)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000	151,450
Total Venezuela				6,699,565
Total Sovereign Bonds (Cost — $52,921,781)				52,942,388

			Shares
Common Stocks — 2.2%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(d)(e)
Energy — 0.2%
Energy Equipment & Services — 0.2%
KCAD Holdings I Ltd.			77,972,021	393,525	*(d)(e)
Financials — 1.5%
Commercial Banks — 1.4%
Citigroup Inc.			50,751	2,468,021
Real Estate Management & Development — 0.1%
Realogy Holdings Corp.			4,887	231,937	*
Total Financials				2,699,958
Industrials — 0.5%
Building Products — 0.0%
Nortek Inc.			224	16,216	*
Marine — 0.5%
DeepOcean Group Holding AS			26,137	830,702	*(d)(e)
Horizon Lines Inc., Class A Shares			170,006	124,104	*
Total Marine				954,806
Total Industrials				971,022
Total Common Stocks (Cost — $4,121,506)				4,102,893
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $60,000)	6.0%		2,400	56,592

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.7%
Financials — 0.7%
Consumer Finance — 0.7%
GMAC Capital Trust I (Cost — $1,085,701)	8.125%		43,913	$1,192,238	(f)

		Expiration Date	Warrants
Warrants — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	226,984
Jack Cooper Holdings Corp.		12/15/17	496	65,720	*(a)
Jack Cooper Holdings Corp.		5/6/18	228	30,210	*(a)
Total Warrants (Cost — $12,465)				322,914
Total Investments — 123.4% (Cost — $215,521,214#)				226,321,515
Liabilities in Excess of Other Assets — (23.4)%				(42,880,608)
Total Net Assets — 100.0%				$183,440,907

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of February 28, 2014.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country**
United States	39.8%
Brazil	7.4
Mexico	7.1
Russia	5.6
United Kingdom	4.5
Luxembourg	3.2
Turkey	3.1
Venezuela	3.1
Colombia	2.7
Indonesia	2.7
Germany	2.2
Peru	1.7
Chile	1.6
France	1.6
Poland	1.5
Italy	1.4
Australia	1.0
South Africa	1.0
Malaysia	0.8
Spain	0.7
India	0.7
Switzerland	0.7
Netherlands	0.6
Canada	0.5
Croatia	0.5
Norway	0.5
Lithuania	0.4
Hungary	0.4
China	0.4
United Arab Emirates	0.3
Belgium	0.3
Philippines	0.3

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

February 28, 2014

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (continued)
Argentina	0.3%
Sweden	0.3
Qatar	0.2
Ireland	0.2
Panama	0.2
Trinidad and Tobago	0.2
Hong Kong	0.1
Gabon	0.1
Czech Republic	0.1
Ukraine	0.0 †
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

February 28, 2014

Assets:
Investments, at value (Cost — $215,521,214)	$226,321,515
Foreign currency, at value (Cost — $841,100)	823,346
Cash	3,635,377
Interest receivable	4,279,675
Receivable for securities sold	1,825,733
Deposits with brokers for centrally cleared swap contracts	364,036
Deposits with brokers for open futures contracts	101,006
Unrealized appreciation on forward foreign currency contracts	17,845
Receivable from broker — variation margin on open futures contracts	12,688
Prepaid expenses	27,233
Total Assets	237,408,454

Liabilities:
Loan payable (Notes 1 and 5)	39,000,000
Payable for open reverse repurchase agreements	14,007,791
Payable for securities purchased	358,614
Unrealized depreciation on forward foreign currency contracts	340,331
Investment management fee payable	143,859
Interest payable	56,058
Payable to broker — variation margin on centrally cleared swaps	1,734
Accrued expenses	59,160
Total Liabilities	53,967,547
Total Net Assets	$183,440,907

Net Assets:
Par value ($0.001 par value; 15,586,783 shares issued and outstanding; 100,000,000 shares authorized)	$15,587
Paid-in capital in excess of par value	207,164,250
Overdistributed net investment income	(1,043,895)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(32,989,212)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	10,294,177
Total Net Assets	$183,440,907

Shares Outstanding	15,586,783

Net Asset Value	$11.77

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	27

Statement of operations (unaudited)

For the Six Months Ended February 28, 2014

Investment Income:
Interest	$8,370,048
Dividends	78,355
Less: Foreign taxes withheld	(73)
Total Investment Income	8,448,330

Expenses:
Investment management fee (Note 2)	945,876
Interest expense (Notes 3 and 5)	224,513
Audit and tax	38,880
Transfer agent fees	33,745
Legal fees	23,358
Shareholder reports	22,395
Directors’ fees	13,700
Stock exchange listing fees	10,656
Fund accounting fees	9,022
Commitment fees (Note 5)	8,044
Custody fees	7,327
Insurance	2,257
Miscellaneous expenses	5,698
Total Expenses	1,345,471
Net Investment Income	7,102,859

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(245,372)
Futures contracts	(44,007)
Swap contracts	(84,853)
Foreign currency transactions	(416,378)
Net Realized Loss	(790,610)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	8,230,716
Futures contracts	(31,620)
Swap contracts	(137,861)
Foreign currencies	(366,147)
Change in Net Unrealized Appreciation (Depreciation)	7,695,088
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	6,904,478
Increase in Net Assets from Operations	$14,007,337

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended February 28, 2014 (unaudited) and the Year Ended August 31, 2013	2014	2013

Operations:
Net investment income	$7,102,859	$15,203,302
Net realized loss	(790,610)	(521,190)
Change in net unrealized appreciation (depreciation)	7,695,088	(8,736,993)
Increase in Net Assets From Operations	14,007,337	5,945,119

Distributions to Shareholders From (Note 1):
Net investment income	(7,949,259)	(17,277,690)
Decrease in Net Assets From Distributions to Shareholders	(7,949,259)	(17,277,690)

Fund Share Transactions:
Proceeds for shares issued on reinvestment of distributions (0 and 50,220 shares issued, respectively)	—	635,606
Increase in Net Assets From Fund Share Transactions	—	635,606
Increase (Decrease) in Net Assets	6,058,078	(10,696,965)

Net Assets:
Beginning of period	177,382,829	188,079,794
End of period*	$183,440,907	$177,382,829
* Includes overdistributed net investment income of:	$(1,043,895)	$(197,495)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	29

Statement of cash flows (unaudited)

For the Six Months Ended February 28, 2014

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$14,007,337
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(37,224,032)
Sales of portfolio securities	44,202,868
Payment-in-kind	(223,511)
Net amortization of premium (accretion of discount)	263,483
Increase in receivable for securities sold	(1,825,733)
Decrease in interest receivable	12,713
Increase in receivable to broker — variation margin on open futures contracts	(12,688)
Increase in prepaid expenses	(8,433)
Increase in deposits with brokers for futures contracts	(77,347)
Increase in deposits with brokers for centrally cleared swap contracts	(364,036)
Decrease in payable for securities purchased	(1,498,921)
Decrease in investment management fee payable	(17,792)
Increase in interest payable	45,254
Decrease in accrued expenses	(48,609)
Decrease in payable to broker — variation margin on open futures contracts	(1,313)
Increase in payable to broker — variation margin on open centrally cleared swap contracts	1,734
Net realized loss on investments	245,372
Change in unrealized appreciation of investments and forward foreign currency transactions	(7,853,539)
Net Cash Provided By Operating Activities*	9,622,807

Cash Flows from Financing Activities:
Distributions paid on common stock	(7,949,259)
Decrease in payable for reverse repurchase agreements	(436,500)
Net Cash Used in Financing Activities	(8,385,759)
Net Increase in Cash	1,237,048
Cash at Beginning of Period	3,221,675
Cash at End of Period	$4,458,723

*	Included in operating expenses is cash of $179,259 paid for interest on borrowings.

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:
	2014[1,2]	2013[2]	2012	2011	2010	2009

Net asset value, beginning of period	$11.38	$12.11	$11.59	$11.62	$10.06	$11.36

Income (loss) from operations:
Net investment income	0.46	0.98	1.07	1.10	1.21	1.17
Net realized and unrealized gain (loss)	0.44	(0.60)	0.59	0.01	1.49	(1.33)
Total income (loss) from operations	0.90	0.38	1.66	1.11	2.70	(0.16)

Less distributions from:
Net investment income	(0.51) †	(1.11)	(1.14)	(1.14)	(1.14)	(1.14)
Total distributions	(0.51)	(1.11)	(1.14)	(1.14)	(1.14)	(1.14)

Net asset value, end of period	$11.77	$11.38	$12.11	$11.59	$11.62	$10.06

Market price, end of period	$11.01	$10.61	$13.63	$12.19	$12.55	$10.23
Total return, based on NAV[3,4]	8.04%	2.87%	15.33%	9.64%	27.90%	2.22%
Total return, based on Market Price[5]	8.65%	(14.79)%	23.03%	6.58%	35.62%	15.51%

Net assets, end of period (000s)	$183,441	$177,383	$188,080	$179,301	$178,838	$154,057

Ratios to average net assets:
Gross expenses	1.49%[6]	1.48%	1.53%	1.66%	1.91%	2.99%
Net expenses[7]	1.49 [6]	1.48	1.53	1.66	1.91	2.99
Net investment income	7.88 [6]	7.97	9.32	9.10	10.77	14.10

Portfolio turnover rate	16%	39%	37%	56%	65%	58%

Supplemental data:
Loans outstanding, end of period (000s)	$39,000	$39,000	$39,000	$39,000	$33,000	$33,000
Asset coverage (000s)	$222,441	$216,383	$227,080	$218,301	$211,838	$187,057
Asset coverage for loan outstanding	570%	555%	582%	560%	642%	567%
Weighted average loan (000s)	$39,000	$39,000	$39,000	$34,085	$33,000	$33,499
Weighted average interest rate on loans	0.95%	0.90%	0.95%	0.94%	1.18%	2.96%

[1]	For the six months ended February 28, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

†	The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	31

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

32	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$164,181,680	$917,644	$165,099,324
Convertible bonds & notes	—	157,898	—	157,898
Senior loans	—	2,447,268	—	2,447,268
Sovereign bonds	—	52,942,388	—	52,942,388
Common stocks:
Consumer discretionary	—	—	38,388	38,388
Energy	—	—	393,525	393,525
Financials	$2,699,958	—	—	2,699,958
Industrials	140,320	—	830,702	971,022
Convertible preferred stocks	56,592	—	—	56,592
Preferred stocks	1,192,238	—	—	1,192,238
Warrants	—	322,914	—	322,914
Total investments	$4,089,108	$220,052,148	$2,180,259	$226,321,515
Other financial instruments:
Forward foreign currency contracts	—	$17,845	—	$17,845
Total	$4,089,108	$220,069,993	$2,180,259	$226,339,360

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$31,720	—	—	$31,720
Forward foreign currency contracts	—	$340,331	—	340,331
Centrally cleared credit default swaps on credit indices — buy protection	—	137,861	—	137,861
Total	$31,720	$478,192	—	$509,912

†	See Schedule of Investments for additional detailed categorizations.

34	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments in Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Industrials	Warrants	Total
Balance as of August 31, 2013	$851,532	$38,388	$656,057	$733,927	$88,417	$2,368,321
Accrued premiums/discounts	9,729	—	—	—	—	9,729
Realized gain (loss)[1]	—	—	—	—	89,314	89,314
Change in unrealized appreciation (depreciation)[2]	5,205	—	(262,532)	96,775	(88,417)	(248,969)
Purchases	210,491	—	—	—	—	210,491
Sales	(159,313)	—	—	—	(89,314)	(248,627)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Balance as of February 28, 2014	$917,644	$38,388	$393,525	$830,702	—	$2,180,259
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2014[2]	$(143,205)	—	$(262,532)	$96,775	—	$(308,962)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

36	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended February 28, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

38	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

40	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $340,331. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s quarterly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2014, no provision for income tax is

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional sub-advisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadvisor.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$37,224,032
Sales	44,202,868

42	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,592,405
Gross unrealized depreciation	(6,792,104)
Net unrealized appreciation	$10,800,301

At February 28, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	58	6/14	$7,191,093	$7,222,813	$(31,720)

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2014, were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$15,190,757	0.73%	$24,234,368

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.20% to 1.00% during the six months ended February 28, 2014. Interest expense incurred on reverse repurchase agreements totaled $54,463.

At February 28, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	8/21/2013	TBD	*	$8,918,331
Credit Suisse	0.85%	12/11/2013	TBD	*	3,381,160
JPMorgan Chase & Co.	0.20%	6/14/2013	TBD	*	880,800
JPMorgan Chase & Co.	1.00%	6/14/2013	TBD	*	827,500
					$14,007,791

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On February 28, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $16,410,376.

At February 28, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Euro	Citibank N.A.	1,359,120	$1,875,975	5/15/14	$17,345

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Sell:
Brazilian Real	Citibank N.A.	3,892,839	$1,642,742	4/15/14	$500
Brazilian Real	Citibank N.A.	5,154,140	2,174,999	4/15/14	(68,689)
British Pound	Citibank N.A.	1,063,613	1,780,140	5/14/14	(29,740)
British Pound	UBS AG	551,367	922,807	5/14/14	(18,841)
Euro	BNP Paribas SA	1,427,030	1,969,710	5/14/14	(28,493)
Euro	Citibank N.A.	3,684,358	5,085,469	5/14/14	(45,138)
Euro	Citibank N.A.	1,373,333	1,895,593	5/15/14	(36,964)
Euro	UBS AG	7,058,049	9,742,128	5/14/14	(112,466)
					(339,831)
Net unrealized loss on open forward foreign currency contracts					$(322,486)

At February 28, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$2,480,000	12/20/18	5.000% quarterly	$(199,946)	$(149,700)	$(50,246)
BNP Paribas (Markit CDX.NA.HY.21 Index)	4,370,000	12/20/18	5.000% quarterly	(352,324)	(264,709)	(87,615)
Total	$6,850,000			$(552,270)	$(414,409)	$(137,861)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

44	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$17,845

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$31,720	—	—	$31,720
Centrally cleared swap contracts[3]	—	—	$137,861	137,861
Forward foreign currency contracts	—	$340,331	—	340,331
Total	$31,720	$340,331	$137,861	$509,912

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(44,007)	—	—	$(44,007)
Swap contracts	—	—	$(84,853)	(84,853)
Forward foreign currency contracts	—	$(418,182)	—	(418,182)
Total	$(44,007)	$(418,182)	$(84,853)	$(547,042)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(31,620)	—	—	$(31,620)
Swap contracts	—	—	$(137,861)	(137,861)
Forward foreign currency contracts	—	$(377,177)	—	(377,177)
Total	$(31,620)	$(377,177)	$(137,861)	$(546,658)

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

During the six months ended February 28, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$756,063
Futures contracts (to sell)	2,073,759
Forward foreign currency contracts (to buy)	1,323,258
Forward foreign currency contracts (to sell)	23,707,085

Average Notional Balance
Credit default swap contracts (to buy protection)	$4,242,857

†	At February 28, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at February 28, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$12,688	—	$12,688
Forward foreign currency contracts	17,845	—	17,845
Total	$30,533	—	$30,533

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 28, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Centrally cleared swap contracts[2]	$1,734	$(1,734)	—
Forward foreign currency contracts	340,331	—	$340,331
Total	$342,065	$(1,734)	$340,331

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Loan

At February 28, 2014, the Fund has a revolving credit agreement with Bank of America, N.A., which allows the Fund to borrow up to an aggregate amount of $55,000,000. This agreement is subject to a 30-day notice of termination by the Fund or a 180-day notice of termination by the lender. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan.

46	Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report

The interest on the loan is calculated at a variable rate based on the LIBOR or Federal Funds Rate plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the six months ended February 28, 2014 was $170,050. For the six months ended February 28, 2014, the Fund incurred a commitment fee in the amount of $8,044.

For the six months ended February 28, 2014, the Fund had an average daily loan balance outstanding of $39,000,000 and the weighted average interest rate was 0.95%. At February 28, 2014, the Fund had $39,000,000 of borrowings outstanding per the current credit agreement.

6. Distributions subsequent to February 28, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
3/21/14	3/28/14	$0.0775
4/17/14	4/25/14	$0.0775
5/23/14	5/30/14	$0.0775

7. Capital loss carryforward

As of August 31, 2013 the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2017	$(4,307,290)
8/31/2018	(26,932,997)
$(31,240,287)

These amounts will be available to offset any future taxable capital gains.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Global Partners Income Fund Inc. 2014 Semi-Annual Report	47

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Partners Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company, Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

48	Western Asset Global Partners Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset Global Partners Income Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2013 in each case was ranked in the fifth quintile of the funds in the Performance Universe for that period and was worse than the median performance for the Performance Universe. The Lipper Performance Information further showed, however, that the Fund’s performance was ranked in the second quintile of the funds in the Performance Universe for each of the 5- and 10-year periods ended June 30, 2013. The Fund’s performance relative to the Performance Universe for each of the 5- and 10-year periods was better than the Performance Universe median for that period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Board considered that the Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. In assessing the Fund’s performance, the Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for the 1- and 3-year periods. The Board also considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Contract Renewal Information showed that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods ended June 30, 2013.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

50	Western Asset Global Partners Income Fund Inc.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and twelve other leveraged high yield closed-end funds, as classified by Lipper. The thirteen funds in the Expense Group had average net common share assets ranging from $101.6 million to $285.8 million. Five of the other funds in the Performance Universe were larger than the Fund and seven were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s Management Fee on a contractual basis was ranked twelfth among the funds in the Expense Group. The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked seventh among the funds in the Expense Group on the basis of common share assets only and was ranked eighth among the funds in the Expense Group on the basis of common share and leveraged assets. The Fund’s actual total expenses were ranked second among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Fund’s contractual Management Fee was worse (i.e., higher) than the Expense Universe median for that expense component. The Fund’s actual Management Fee was at the Expense Group median for that expense component when compared on the basis of common share assets only but was worse than the Expense Group median when compared on the basis of common share and leveraged assets. The Fund’s actual total expenses whether compared on the basis of common share assets only or common share and leveraged assets were better (i.e., lower) than the Expense Group median. The Manager noted that the Fund’s total expenses were lower than the Expense Group average based on common share and leveraged assets and that the Fund’s actual Management Fee and total expenses were lower than the Expense Group average based on common share assets only.

Western Asset Global Partners Income Fund Inc.	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal

52	Western Asset Global Partners Income Fund Inc.

Information indicated that profitability to the Manager had increased by 7 percent during the period covered by the analysis but remained at a level which was not considered by the Board to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Global Partners Income Fund Inc.	53

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on December 16, 2013, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	12,165,547	759,933
Eileen A. Kamerick	12,085,501	839,979
Kenneth D. Fuller	12,133,753	791,727
Riordan Roett	12,085,220	840,260

At February 28, 2014, in addition to Daniel P. Cronin, Eileen A. Kamerick, Kenneth D. Fuller and Riordan Roett the other Directors of the Fund were as follows:

Carol L. Colman

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Jeswald W. Salacuse

54	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

Western Asset Global Partners Income Fund Inc.	55

Dividend reinvestment and cash purchase plan (unaudited)

(cont’d)

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon

56	Western Asset Global Partners Income Fund Inc.

written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such

Western Asset Global Partners Income Fund Inc.	57

Dividend reinvestment and cash purchase plan (unaudited)

(cont’d)

successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, New York 11219.

58	Western Asset Global Partners Income Fund Inc.

Western Asset

Global Partners Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller

Chairman

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global Partners Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDF

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX04030 14/14 SR14-2181

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 24, 2014